FOR IMMEDIATE RELEASE

Financial Contact: Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Press Contact: Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q1 FISCAL YEAR 2012 FINANCIAL RESULTS

Q1 GAAP GM of 53.7 Percent; Q1 Non-GAAP GM of 57.3 Percent

Q1 GAAP EPS of $0.05; Q1 Non-GAAP EPS of $0.12

SAN JOSE, Calif., August 1, 2011 — Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal first quarter ended July 3, 2011.

“Our first quarter results were within our guidance range as strong demand from our computing end market was offset by weaker-than-expected demand from customers in our communications and consumer end markets,” said Dr. Ted Tewksbury, president and CEO of IDT. “Despite this weakness, we were able to deliver strong gross margins and earnings while improving cash flow and increasing the pace of our stock repurchase program.

“We remain well positioned in each of our end markets and highly levered to powerful secular growth drivers like cloud computing, 4G/LTE wireless infrastructure, and consumer mobility which we believe will drive growth for IDT over the next several years.”

Recent Highlights

IDT recently announced:

•
It delivered the industry's first single-chip enterprise-class flash controller with native PCIe®. The controller was co-developed with Micron Technology, Inc. for exclusive use in Micron's recently announced P320h PCIe solid-state storage system. The new PCIe SSD is targeted at high-performance enterprise applications that require a high-end controller to meet the stringent requirements of today’s demanding enterprise environments.

•
The industry's first PCI Express to Serial RapidIO protocol conversion bridge that extends scalable RapidIO-enabled peer-to-peer multiprocessor clusters to the x86 processor environment. The bridge allows high performance computing OEMs to deploy x86-based RapidIO systems with peer-to-peer clustering, scalability, low end to end system latency, and hardware enabled fault isolation. This not only allows x86 processors to be used in traditional RapidIO markets such as wireless and defense, but also allows RapidIO to be used in traditional x86 markets such as enterprise computing.

•
Patent pending HyperGear technology that dynamically adjusts CPU voltages and clock frequencies based on CPU usage demand to provide more than 10 percent efficiency improvements while simultaneously boosting CPU performance. IDT has started utilizing the technology on all current and future power management solutions that comply with industry standard specifications, such as VR12.

•
An upcoming presentation with Dell on the NVM Express specification that provides an industry standard interface for PCIe SSDs, enabling adoption of this high performance solution in cloud computing applications.

•
The world's first portable audio subsystem with integrated programmable clock generator.  The low power, high fidelity codec is an ideal fit for portable applications such as tablet computing and speaker docks.

•
It released a new family of low-power spread spectrum clock generators that support the industry's widest frequency range in a tiny 2x2mm package. The devices allow users to address EMI challenges in a variety of applications including digital TVs, set-top boxes, printers, industrial control, battery powered electronics, and computer or embedded computing systems.

The following highlights the Company’s financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses, which are excluded from non-GAAP results based on management’s determination that they are not directly reflective of ongoing operations. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

•	Revenue for the fiscal first quarter of 2012 was $151.5 million, compared with $158.3 million reported in the same period one year ago.

•
GAAP net income for the fiscal first quarter of 2012 was $7.7 million or $0.05 per diluted share, versus GAAP net income of $10.4 million or $0.06 per diluted share in the same period one year ago. Fiscal first quarter 2012 GAAP results include $4.1 million in acquisition and divestiture related charges, $4.1 million in stock-based compensation, $2.3 million in restructuring related charges, and $0.6 million in tax effects.

•
Non-GAAP net income for the fiscal first quarter of 2012 was $17.6 million or $0.12 per diluted share, compared with non-GAAP net income of $23.3 million or $0.14 per diluted share reported in the same period one year ago.

•
GAAP gross profit for the fiscal first quarter of 2012 was $81.4 million, or 53.7 percent, compared with GAAP gross profit of $82.2 million, or 51.9 percent, in the same period one year ago. Non-GAAP gross profit for the fiscal first quarter of 2012 was $86.8 million, or 57.3 percent, compared with non-GAAP gross profit of $87.9 million, or 55.6 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal first quarter of 2012 was $46.0 million, compared with GAAP R&D expense of $43.7 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal first quarter of 2012 was $43.3 million, compared with non-GAAP R&D of $40.2 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal first quarter of 2012 was $26.8 million, compared with GAAP SG&A expense of $27.4 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal first quarter of 2012 was $24.4 million, compared with non-GAAP SG&A expense of $24.0 million in the same period one year ago.

Webcast and Conference Call Information

Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on August 1, 2011. The webcast replay will be available after 5 p.m. Pacific time on August 1, 2011.

Investors can also listen to the live call at 1:30 p.m. Pacific time on August 1, 2011 by calling (800) 230-1059 or (612) 234-9959. The conference call replay will be available after 5 p.m. Pacific time on August 1, 2011 through 11:59 p.m. Pacific time on August 8, 2011 at (800) 475-6701 or (320) 365-3844. The access code is 209670.

About IDT

Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements

Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 3, 2011. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude restructuring-related costs, acquisition and divestiture-related charges, share-based compensation expense and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business.  These non-GAAP results are also consistent with another way management internally analyzes IDT’s results and may be useful to investor community. The Company has reconciled non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.

Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States (GAAP), but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended
	July 3, 2011	April 3, 2011	June 27, 2010
Revenues	$151,487	$147,294	$158,273
Cost of revenues	70,095	66,919	76,107
Gross profit	81,392	80,375	82,166

Operating expenses:
Research and development	46,006	43,681	43,736
Selling, general and administrative	26,829	26,936	27,358
Total operating expenses	72,835	70,617	71,094

Operating income	8,557	9,758	11,072

Interest income and other, net	44	904	264
Income before income taxes	8,601	10,662	11,336
Provision (benefit) for income taxes	918	(20,731)	923

Net income	$7,683	$31,393	$10,413

Basic net income per share	$0.05	$0.21	$0.06
Diluted net income per share	$0.05	$0.21	$0.06

Weighted average shares:
Basic	147,828	148,181	161,659
Diluted	151,074	150,852	162,577

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three months ended
	July 3, 2011	April 3, 2011	June 27, 2010
GAAP Net income	$7,683	$31,393	$10,413
GAAP Diluted net Income Per Share	$0.05	0.21	0.06
Acquisition and Divestiture Related:
Amortization of acquisition related Intangibles	4,195	5,016	4,924
Acquisition related costs(1)	--	98	708
Assets Impairment (2)	(90)	(63)	(94)
Fair market value adjustment to acquired inventory sold	--	--	262
Restructuring Related:
Severance and retention costs	383	137	520
Facility closure costs (3)	29	(1,353)	977
Fabrication production transfer costs (4)	1,845	1,412	829
Other:
Compensation expense (benefit) - deferred compensation plan (5)	55	503	(126)
Gain (loss) on deferred compensation plan securities(5)	(45)	(507)	132
Stock-based compensation expense	4,120	3,321	4,708
Tax effects of Non-GAAP adjustments (6)	(580)	(19,710)	24
Non-GAAP Net Income	$17,595	$20,247	$23,277
GAAP weighted average shares – diluted	151,074	150,852	162,577
Non GAAP adjustment	1,747	1,775	2,002
Non-GAAP weighted average shares –diluted(7)	152,821	152,627	164,579
Non-GAAP Diluted Net Income Per Share	$0.12	$0.13	$0.14

GAAP Gross Profit:	$81,392	$80,375	$82,166
Acquisition and Divestiture Related:
Amortization of acquisition related Intangibles	3,184	3,575	3,473
Acquisition related costs(1)	-	-	5
Assets Impairment (2)	(90)	(63)	(94)
Fair market value adjustment to acquired inventory sold	--	--	262
Restructuring Related:
Severance and retention costs	--	51	117
Facility closure costs (3)	3	(1,483)	699
Fabrication production transfer costs (4)	1,845	1,412	829
Other:
Compensation expense (benefit) - deferred compensation plan (5)	12	109	(27)
Stock-based compensation expense	427	423	509
Non-GAAP Gross Profit	$86,773	$84,399	$87,939

GAAP R&D Expenses:	$46,006	$43,681	$43,736
Acquisition and Divestiture Related:
Acquisition related costs(1)	-	(67)	(394)
Restructuring Related:
Severance and retention costs	(383)	(45)	(433)
Facility closure costs (3)	(15)	(82)	(108)
Other:
Compensation expense (benefit) - deferred compensation plan (5)	(36)	(326)	82
Stock-based compensation expense	(2,307)	(1,610)	(2,691)
Non-GAAP R&D Expenses	$43,265	$41,551	$40,192

GAAP SG&A Expenses:	$26,829	$26,936	$27,358
Acquisition and Divestiture Related
Amortization of acquisition related Intangibles	(1,011)	(1,441)	(1,451)
Acquisition related costs(1)	--	(31)	(309)
Restructuring Related:
Severance and retention costs	--	(41)	30
Facility closure costs (4)	(11)	(48)	(170)
Other:
Compensation expense (benefit) - deferred compensation plan (5)	(7)	(68)	17
Stock-based compensation expense	(1,386)	(1,288)	(1,508)
Non-GAAP SG&A Expenses	$24,414	$24,019	$23,967

GAAP Interest Income and Other, Net	$44	$904	264
Gain (loss) on deferred compensation plan securities(5)	(45)	(507)	132
Non-GAAP Interest Income and Other, Net	$(1)	$397	$396

GAAP Provision (Benefit) for Income Taxes	$918	$(20,731)	$923
Tax effects of Non-GAAP adjustments (6)	580	19,710	(24)
Non-GAAP Provision (Benefit) for Income Taxes	$1,498	$(1,021)	$899

(1)  Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees.
(2)  Consists of an impairment charge related to a note receivable and subsequent recoveries.
(3)  Consists of ongoing costs associated with the exit from our leased and owned facilities.
(4)  Consists of costs incurred in connection with the transition of our wafer fabrication processes from our Oregon plant to TSMC.
(5) Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance under our deferred compensation plan.
(6) Consists of the tax effects of non-GAAP adjustments.
(7) For purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands)

	July 3, 2011	April 3, 2011
Assets
Current assets:
Cash and cash equivalents	$74,993	$104,680
Short-term investments	212,230	194,512
Accounts receivable	80,466	81,798
Inventories	73,628	67,041
Prepayments and other current assets	20,651	23,929
Total current assets	461,968	471,960

Property, plant and equipment, net	72,273	67,754
Goodwill	104,020	104,020
Acquisition-related intangible assets, net	46,826	51,021
Deferred tax assets	2,034	2,034
Other assets	30,499	30,671
Total assets	$717,620	$727,460

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$32,108	$36,470
Accrued compensation and related expenses	25,582	28,212
Deferred income on shipments to distributors	14,735	12,853
Deferred tax liabilities	2,264	2,224
Other accrued liabilities	32,046	30,886
Total current liabilities	106,735	110,645

Deferred tax liabilities	1,523	1,513
Long-term income tax payable	774	712
Other long-term obligations	16,647	15,808
Total liabilities	125,679	128,678

Stockholders' equity:
Common stock	147	148
Additional paid-in capital	2,352,761	2,343,726
Treasury stock at cost	(933,637)	(909,824)
Accumulated deficit	(829,392)	(837,075)
Accumulated other comprehensive income	2,062	1,807
Total stockholders' equity	591,941	598,782
Total liabilities and stockholders' equity	$717,620	$727,460